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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 1, 1998


                                 McM Corporation
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             (Exact name of registrant as specified in its charter)


     North Carolina                   0-8678                   56-1171691
    (State or other                (Commission               (IRS Employer
    jurisdiction of                File Number)            Identification No.)
    incorporation)


                           Box 12317, 702 Oberlin Road
                          Raleigh, North Carolina 27605
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           (Address of principal executive office including Zip Code)


                                 (919) 833-1600
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              (Registrant's telephone number, including area code)



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Item 1. Change in Control of Registrant.

           On October 1, 1998, IAT Reinsurance Syndicate Ltd. ("IAT") completed its previously announced tender offer (the "Offer") for up to 35 percent of the outstanding shares of common stock of McM Corporation ("McM") at a price of $3.65 per share pursuant to the provisions of the Offer and Rights Agreement between IAT and McM dated July 16, 1998, and the Tender Agreement between IAT and the individual directors of McM dated July 16, 1998.

           1,279,692 shares of common stock (or 27.2 percent of the voting securities) of McM were purchased by IAT in the Offer. Pursuant to a separate agreement by and between IAT and the McMillen Trust, then owner of 65.6 percent of McM's outstanding shares (the "Trust") dated July 16, 1998 (the "Trust Purchase Agreement"), IAT obtained an additional 658,900 shares of McM from the Trust for $3.65 per share, or $2,404,985. The aggregate amount paid for the 1,938,592 shares (or 41.2 percent of the voting securities) of McM purchased by IAT pursuant to the Offer and the Trust Purchase Agreement (together, the "Acquisition") was approximately $7,075,860, which funds were internally available to IAT.

           On October 1, 1998, as contemplated by the Offer and Rights Agreement and the Tender Agreement, five of the eight directors of McM resigned, and five previously disclosed IAT designees were named to fill the vacancies created by the resignations.

           On October 1, 1998, the percentage of shares beneficially owned by all of the directors and officers of McM did not exceed fifty percent of the outstanding shares of common stock.

           Additional information regarding the Offer, including a description thereof and of any arrangements or understandings with respect to the election of directors and other matters, is included in McM's Solicitation/Recommendation Statement on Schedule 14D-9 which was filed with the Securities and Exchange Commission on July 23, 1998, and provided to McM's shareholders. The Schedule 14D-9 is hereby incorporated herein by reference.

           To the knowledge of McM, the only arrangement or pledge of McM's securities that may, at a subsequent date, result in a change of control of McM is the agreement between IAT and the Trust set forth in the Trust Purchase Agreement.

Item 7. Exhibits

         99.1     Press Release dated October 1, 1998

         99.2 Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on July 23, 1998, and incorporated herein by reference. (The Offer and Rights Agreement, the Trust Purchase Agreement and the Tender Agreement were filed as Exhibits 9, 10 and 11, respectively, to the Schedule 14D-9.)




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MCM CORPORATION
                                            (Registrant)


                                                   By: /s/ Stephen L. Stephano
                                                       -----------------------
                                                       Stephen L. Stephano
                                                       President
                                                       Chief Operating Officer

October 15, 1998